RECONCILIATION OF PROFIT / LOSS BEFORE TAXATION (Details) - USD ($) $ in Thousands	12 Months Ended
	Jun. 30, 2020	Jun. 30, 2019	Jun. 30, 2018
RECONCILIATION OF PROFIT / LOSS BEFORE TAXATION [Abstract]
Net income / (loss) for the year	$ 7,770	$ 10,965	$ (15,881)
Income tax expense from continuing operations	2,315	3,615	(108)
Income tax expense from discontinued operations	0	4,830	54
Total income / (loss) before taxation	$ 10,085	$ 19,410	$ (15,935)